                       OPPENHEIMER CORE BOND FUND

                      Supplement dated May 5, 2008
                 to the Prospectus dated April 29, 2008

This supplement amends the Prospectus dated April 29, 2008 and replaces the supplement dated May 2, 2008.

The following is added to the Prospectus of the Fund:

      Present or former officers, directors, trustees and employees
      (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

May 5, 2008                                                 PS0285.036